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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 3, 2003
(Date of earliest event reported)

McDATA Corporation
(Exact name of registrant as specified in its charter)

A Delaware Corporation (State or other Jurisdiction of Incorporation)	Commission File Number 000-31257	IRS Employer Identification No. 84-1421844
380 Interlocken Crescent, Broomfield, Colorado 80021 (Address of principal executive offices, including Zip Code)

Telephone Number (303) 460-9200
(Registrant's telephone number, including area code)

Item 5. Other Events

        On February 3, 2003, McDATA Corporation, a Delaware corporation (the "Registrant"), issued a press release, a copy of which is attached hereto as Exhibit 99.1, pursuant to Rule 135c of the Securities Act of 1933, as amended (the "Securities Act"), regarding a convertible debt offering (the "Offering") by the Registrant under Rule 144A of the Securities Act. A copy of the Risk Factors and certain other items set forth in the offering memorandum (the "Offering Memorandum") relating to the Offering are attached hereto as Exhibit 99.2.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

    99.1 — Press Release dated February 3, 2003.

    99.2 — Risk Factors and certain other items set forth in the Offering Memorandum.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDATA Corporation
/S/ THOMAS O. McGIMPSEY Thomas O. McGimpsey Vice President of Corporate Development, General Counsel and Secretary

Dated: February 3, 2003

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated February 3, 2003.
99.2	Risk Factors and certain other items set forth in the Offering Memorandum.

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS